Exhibit 10.1

                           ADDENDUM No. 2
                                 TO
                    EXECUTIVE SEVERANCE AGREEMENT



ADDENDUM, dated as of June 24, 2005, to amend the Executive Severance Agreement, dated as of December 4, 1995, by and between Cognitronics Corporation, a New York corporation having offices at 3 Corporate Drive, Danbury, Connecticut 06810 and _____________________________
whose residence address is ________________________________________
(the "Executive") (the "Agreement"), as follows:

        Section 11 of the Agreement is hereby deleted in its entirety and a new Section 11 is added, as follows:

        "11. Term of Agreement. This Agreement will terminate on October 16, 2010, unless a Change in Control has occurred on or prior to such date, in which case this Agreement will continue in effect for 24 months following the Change in Control."



                                   Executive
                                           ________________________



                                  COGNITRONICS CORPORATION

                                          _________________________

                                          By: Brian J. Kelley
                                          Its: President